UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2022

CREDEX CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-54142	16-1731286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1881 General George Patton Drive, Suite 107

Franklin, TN 37067

(Address of principal executive offices) (Zip code)

(561) 651-4160

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Nossov Note Purchase Agreement & Nossov Note

On January 10, 2022, Credex Corporation (the “Company”) entered into a Note Purchase Agreement (the “Nossov Agreement”) by and between the Company and Robert Nossov. Pursuant to the terms of the Nossov Agreement, the Company agreed to issue and sell, and Mr. Nossov agreed to purchase, a convertible promissory note in the aggregate principal amount of $250,000 (the “Nossov Note”).

The Nossov Note bears interest at a rate of 12% per annum and matures on December 31, 2022. The Company may prepay all or any portion of the principal amount and any accrued and unpaid interest at any time without penalty.

Subject to the terms of the Nossov Note, including a 9.99% equity blocker, Mr. Nossov has the right at any time on or after December 26, 2022 and ending on the full repayment of all indebtedness to convert all or any part of the indebtedness into common stock at a conversion price equal to 70% of the VWAP during the 20 trading day period immediately prior to conversion, subject to adjustment as set forth in the Nossov Note.

If an Event of Default (as defined in the Nossov Note) occurs, consistent with the terms of the Nossov Note, Mr. Nossov may declare all or any portion of the then outstanding principal amount of the Nossov Note, and any accrued and unpaid interest thereon, due and payable in cash, in addition to other remedies at law. In addition to certain other remedies, if an Event of Default occurs, consistent with the terms of the Nossov Note, the Nossov Note will bear interest at the rate of 15% per annum.

The foregoing description of the Nossov Agreement and the Nossov Note does not purport to be complete and is qualified in its entirety by reference to the Nossov Agreement and the Nossov Note, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and which are incorporated herein by reference.

Yonce Note Purchase Agreement & Yonce Note

On February 23, 2022, the Company entered into a Note Purchase Agreement (the “Yonce Agreement”) by and between the Company and Walter Yonce. Pursuant to the terms of the Yonce Agreement, the Company agreed to issue and sell, and Mr. Yonce agreed to purchase, a convertible promissory note in the aggregate principal amount of $50,000 (the “Yonce Note”).

The Yonce Note bears interest at a rate of 12% per annum and matures on February 23, 2023. The Company may prepay all or any portion of the principal amount and any accrued and unpaid interest at any time without penalty.

Subject to the terms of the Yonce Note, including a 9.99% equity blocker, Mr. Yonce has the right at any time on or after February 23, 2023 and ending on the full repayment of all indebtedness to convert all or any part of the indebtedness into common stock at a conversion price equal to 70% of the VWAP during the 20 trading day period immediately prior to conversion, subject to adjustment as set forth in the Yonce Note.

If an Event of Default (as defined in the Yonce Note) occurs, consistent with the terms of the Yonce Note, Mr. Yonce may declare all or any portion of the then outstanding principal amount of the Yonce Note, and any accrued and unpaid interest thereon, due and payable in cash, in addition to other remedies at law. In addition to certain other remedies, if an Event of Default occurs, consistent with the terms of the Yonce Note, the Yonce Note will bear interest at the rate of 15% per annum.

The foregoing description of the Yonce Agreement and the Yonce Note does not purport to be complete and is qualified in its entirety by reference to the Yonce Agreement and the Yonce Note, copies of which are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and which are incorporated herein by reference.

Binkley Note Purchase Agreement & Binkley Note

On March 14, 2022, the Company entered into a Note Purchase Agreement (the “Binkley Agreement”) by and between the Company and Gary Binkley. Pursuant to the terms of the Binkley Agreement, the Company agreed to issue and sell, and Mr. Binkley agreed to purchase, a convertible promissory note in the aggregate principal amount of $25,000 (the “Binkley Note”).

The Binkley Note bears interest at a rate of 12% per annum and matures on December 31, 2022. The Company may prepay all or any portion of the principal amount and any accrued and unpaid interest at any time without penalty.

Subject to the terms of the Binkley Note, including a 9.99% equity blocker, Mr. Binkley has the right at any time on or after December 26, 2022 and ending on the full repayment of all indebtedness to convert all or any part of the indebtedness into common stock at a conversion price equal to 70% of the VWAP during the 20 trading day period immediately prior to conversion, subject to adjustment as set forth in the Binkley Note.

If an Event of Default (as defined in the Binkley Note) occurs, consistent with the terms of the Binkley Note, Mr. Binkley may declare all or any portion of the then outstanding principal amount of the Binkley Note, and any accrued and unpaid interest thereon, due and payable in cash, in addition to other remedies at law. In addition to certain other remedies, if an Event of Default occurs, consistent with the terms of the Binkley Note, the Binkley Note will bear interest at the rate of 15% per annum.

The foregoing description of the Binkley Agreement and the Binkley Note does not purport to be complete and is qualified in its entirety by reference to the Binkley Agreement and the Binkley Note, copies of which are filed as Exhibits 10.5 and 10.6 to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above regarding the Nossov Note, the Yonce Note and the Binkley Note is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Note Purchase Agreement, dated January 10, 2022, by and between the registrant and Robert Nossov.
10.2	Convertible Promissory Note, dated January 10, 2022, issued by the registrant in favor of Robert Nossov.
10.3	Note Purchase Agreement, dated February 23, 2022, by and between the registrant and Walter Yonce.
10.4	Convertible Promissory Note, dated January 10, 2022, issued by the registrant in favor of Walter Yonce.
10.5	Note Purchase Agreement, dated March 14, 2022, by and between the registrant and Gary Binkley.
10.6	Convertible Promissory Note, dated March 14, 2022, issued by the registrant in favor of Gary Binkley.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 17, 2022	CREDEX CORPORATION

	By:	/s/ Robin McVey
Robin McVey
Chief Executive Officer